UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

Jupiter Wellness Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41126	87-2646504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1061 E. Indiantown Road, Suite 110 Jupiter, Florida	33477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 244-7100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.0001 per share	JWAC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-eighth of one share of Class A Common Stock	JWACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

BUSINESS COMBINATION AGREEMENT

This section describes the material provisions of the Business Combination Agreement but does not purport to describe all of the terms thereof. The Company’s stockholders, warrant holders, rights holders and other interested parties are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On October 25, 2022, Jupiter Wellness Acquisition Corp., a Delaware corporation (the “Company”), entered into a definitive Business Combination Agreement (the “Business Combination Agreement”) with Chijet Inc., a Cayman Islands exempted company (“Chijet”), each of the referenced holders of Chijet’s outstanding shares (collectively, the “Sellers”), Chijet Motor Company, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Chijet (“Pubco”), and Chijet Motor (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”). Chijet indirectly holds controlling interests in Shandong Baoya New Energy Vehicle Co., Ltd., a Chinese company (“Baoya”), which is a producer and manufacturer of electric vehicles, and FAW Jilin Automobile Co., Ltd., a Chinese company (“FAW Jilin”), which manufactures and sells traditional fuel vehicles. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination”.

Subject to the terms and conditions of the Business Combination Agreement, the Company and Chijet will become wholly-owned subsidiaries of Pubco, a newly formed holding company. Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the Business Combination (the “Closing”), (a) Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Merger”), and with holders of Company securities receiving substantially equivalent securities of Pubco (and with respect to the holders of the Company’s publicly traded shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), that do not redeem their shares also receiving one (1) contingent value right (“CVR”) for each share of publicly traded Class A Common Stock held, and (b) immediately prior to the Merger, Pubco will acquire all of the issued and outstanding ordinary shares of Chijet (the “Purchased Shares”) from the Sellers in exchange for ordinary shares of Pubco and Chijet shall surrender for no consideration its shares in Pubco, as described below, with Chijet likewise becoming a wholly-owned subsidiary of Pubco (the “Share Exchange”).

Effect of Merger on Company Securities

At the effective time of the of the Merger (the “Effective Time”): (i) every issued and outstanding share of Class A Common Stock immediately prior to that Effective Time (other than treasury stock), will be exchanged for one ordinary share, par value $0.0001 per share, of Pubco (“Ordinary Share”) and one CVR (with the holders of private shares waiving their right to receive CVRs pursuant to the Support Agreement, as described below); (ii) each issued and outstanding right of the Company, entitling the registered holder thereof to receive one-eighth (1/8th) of a share of the Company’s Class A Common Stock upon the consummation by the Company of its initial business combination shall be issued equivalent shares of Class A Common Stock of the Company, which shall be aggregated per registered holder to the amount of full shares of Class A Common Stock for which such holder is eligible, and which shall be automatically converted into the number of Pubco Ordinary Shares that would have been received by the holder thereof if such right had been automatically exercised immediately prior to the Effective Time in accordance with clause (i) of this paragraph; (iii) each share of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”) of the Company will be exchanged for one Pubco Ordinary Share; and (iv) each privately placed warrant of the Company to acquire Common Stock shall be exchanged for a substantially equivalent warrant to acquire Pubco Ordinary Shares, in each case pursuant to the Company’s certificate of incorporation and the terms of these securities. Following which all shares of the Company’s Class A Common Stock and Class B Common Stock will be canceled and will cease to exist.

2

Exchange Consideration

Pubco shall issue and deliver to the Sellers an aggregate number of Pubco ordinary shares (the “Exchange Shares”) with an aggregate value equal to One Billion Six Hundred Million U.S. Dollars ($1,600,000,000), with each Pubco ordinary share valued at the redemption price payable to the Company’s public stockholders who redeem their shares in connection with the Closing (the “Redemption Price”), and with each Seller receiving its pro rata share of the applicable Exchange Shares based on the number of Purchased Shares owned by such Seller, divided by the total number of purchased shares owned by all Sellers.

The issuance of an amount of Exchange Shares to certain Sellers who are earnout participants (“Earnout Participants”) equal in value to Six Hundred and Seventy Four Million U.S. Dollars ($674,000,000), with each of such shares being valued at the redemption price (such Pubco ordinary shares, subject to equitable adjustment for share splits, share dividends, combinations, recapitalizations and the like after the closing, including to account for any equity securities into which such shares are exchanged or converted, and together with the earnings thereof, the “Earnout Shares”), shall be issued and registered by Pubco in the name of the Earnout Participants, but shall be unvested and subject to potential surrender and cancellation as provided in the Business Combination Agreement. Additionally, until the Earnout Shares have become vested, (i) all earnings, such as dividends or distributions, related to such Earnout Shares shall be held in a segregated escrow account, and (ii) the Earnout Participants will not be permitted to sell, assign, convey, pledge, hypothecate, transfer or otherwise dispose of the Earnout Shares (or any rights to the earnings thereon) (the “Earnout Transfer Restrictions”). Otherwise, the Earnout Shares shall have the same rights as the Pubco Ordinary Shares. The Earnout Shares shall vest and no longer be subject to potential cancellation and become free of the Earnout Transfer Restrictions, and that each of the Earnout Participants shall have the contingent right to receive a pro rata portion of the earnings on the Earnout Shares (such pro rata allocation based on the number of Purchased Shares owned by such Earnout Participant, divided by the total number of Purchased Shares owned by all Earnout Participants), based on either meeting the criteria relating to (i) consolidated gross revenue (based on a fixed U.S. dollar to Chinese yuan renminbi exchange rate of 6.5) or (ii) closing price of Pubco Ordinary Shares. The Earnout Shares and earnings thereon will vest in three tranches consisting of 30% for 2023, 30% for 2024 and any unvested amount for 2025 (in each case without giving effect to any prior surrenders of Earnout Shares and together with any earnings thereon), as follows: (a) The first tranche shall (i) vest based on gross revenues of Pubco and the Company and its subsidiaries (together, the “Target Companies”) (including the period prior to Closing) as set forth in Pubco’s audited annual financial statements included in Form 20-F or 10-K filed with the SEC for the calendar year ended December 31, 2023 in excess of the gross revenue milestones specified in the Business Combination Agreement, or alternatively (ii) vest if the Pubco Ordinary Shares on the applicable Trading Market is at least $13.00 per share (as equitably adjusted for share splits, share capitalizations, share consolidations, subdivisions, share dividends, reorganizations, recapitalizations and the like) for at least twenty (20) out of thirty (30) Trading Days, through and including the thirtieth (30th) Trading Day after the date on which Pubco files its annual report with the SEC on Form 20-F or 10-K (such trading criteria being collectively the “Trading Criteria”), for the fiscal year ended December 31, 2023. (b) The second tranche will likewise either (i) vest based on gross revenues set forth in Pubco’s audited annual financial statements included in Form 20-F or 10-K filed with the SEC for the calendar year ended December 31, 2024 in excess of the gross revenue milestones specified in the Business Combination Agreement; or (ii) based on meeting the Trading Criteria during the applicable period for the year ended December 31, 2024. (c) Any remaining Earnout Shares not vested in the first or second tranches are eligible either to (i) vest based on gross revenues set forth in Pubco’s audited annual financial statements included in Form 20-F or 10-K filed with the SEC for the calendar year ended December 31, 2025 in excess of the gross revenue milestones specified in the Business Combination Agreement; or (ii) vest based on meeting the Trading Criteria during the applicable period for the year ended December 31, 2025.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by the Company, Chijet and Pubco as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Material Adverse Effect, knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the Business Combination, subject to certain customary exceptions.

In the Business Combination Agreement, Chijet made certain customary representations and warranties to the Company and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) permits; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and tax returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with affiliates; (22) insurance; (23) customers and suppliers; (24) business practices; (25) Investment Company Act of 1940 (“Investment Company Act”); (26) finders and brokers; (27) information supplied and (28) independent investigation. Additionally, Pubco made certain customary representations and warranties to the Company, Chijet and Sellers, with respect to Pubco and Merger Sub, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) title and ownership of the Pubco shares to be issued to the Sellers; (7) Pubco and Merger Sub activities; (8) SEC filings; (9) absence of certain changes; (10) compliance with laws; (11) litigation, orders and permits; (12) taxes and tax returns; (13) employees and employee benefit plans; (14) properties; (15) material contracts; (16) transactions with affiliates; (17) Investment Company Act and the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”); (18) business practices; (19) insurance; (20) finders and brokers; (21) information supplied; and (22) independent investigation.

3

In the Business Combination Agreement, the Company made certain customary representations and warranties to Chijet, Sellers and Pubco, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings, financial statements and internal controls; (7) absence of certain changes; (8) compliance with laws; (9) litigation, orders and permits; (10) taxes and tax returns; (11) employees and employee benefit plans; (12) properties; (13) material contracts; (14) transactions with affiliates; (15) Investment Company Act and the JOBS Act; (16) finders and brokers; (17) business practices; (18) insurance; (19) information supplied; (20) independent investigation; and (21) trust account.

In the Business Combination Agreement, each Seller made customary representations and warranties to the Company and Pubco, including among others, related to the following: (1) organization and good standing; (2) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (3) ownership of the Purchased Shares; (4) governmental approvals; (5) non-contravention; (6) litigation; (7) investment representations; (8) finders and brokers; (9) information supplied; and (10) independent investigation.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including, among others, covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business, in compliance with law, and using commercially reasonable efforts to preserve their respective organizations, access to services of personnel and consultants, and material assets; (3) the Company’s public filing obligations and Chijet’s obligation to deliver interim financial statements; (4) no solicitation of, or entering into, any alternative competing transactions; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to consummate the Closing and obtain third party and regulatory approvals; (8) further assurances; (9) public announcements; (10) confidentiality; (11) indemnification of directors and officers after the Closing; (12) use of trust proceeds after the Closing; and (13) efforts to conduct a private placement, backstop or redemption waiver arrangements, if sought.

The Company agreed that its board of directors will not withhold, withdraw or modify its recommendation that the Company’s stockholders vote in favor of the approval of the Business Combination Agreement and the Business Combination and other matters relating thereto unless the Company’s board of directors determines in good faith, after consultation with its legal and financial advisors, that it is required to do so in order to comply with its fiduciary duties under applicable law (and then only subject to certain requirements).

The parties also agreed to take all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of seven directors, a majority of which will be independent. Two directors (each one being an independent director) will be designated by the Company prior to the Closing and four directors (at least two being independent directors) will be designated by Chijet prior to the Closing. An additional independent director will be mutually agreed upon by the Company and Chijet prior to the Closing.

The Company and Pubco also agreed to jointly prepare, and Pubco shall file with the Securities and Exchange Commission (“SEC”), a registration statement on Form F-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of securities of Pubco to the holders of Company securities and containing a proxy statement/prospectus for the purpose of soliciting proxies from the stockholders of the Company for the matters relating to the Business Combination to be acted on at the special meeting of the stockholders of the Company and providing such stockholders with an opportunity to participate in the Redemption.

4

Survival and Indemnification

None of the representations and warranties of the parties to the Business Combination Agreement will survive the Closing, and no claim for indemnification may be made with respect thereto.

None of the covenants and agreements of the parties contained in the Business Combination Agreement will survive the Closing, except that those covenants and agreements that by their terms apply or are contemplated to be performed in whole or in part after the Closing will survive the Closing and continue until fully performed in accordance with their terms.

Conditions to Closing

The obligations of the parties to consummate the Business Combination are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) the approval of the Business Combination Agreement and the Business Combination, the adoption of Pubco’s amended and restated memorandum and articles of association (if such a vote is required by federal securities laws), the adoption and approval of a new equity incentive plan for Pubco, the appointment of the members of the Pubco’s post-Closing board of directors and other related matters by the requisite vote of the Company’s stockholders; (ii) expiration of any waiting period under applicable antitrust laws; (iii) receipt of all consents required to be obtained from governmental authorities; (iv) no law or order preventing or prohibiting the Business Combination; (v) the Company having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the completion of the Redemption and any private placement financing; (vi) the amendment by the shareholders of Pubco of Pubco’s memorandum and articles of association in a form acceptable to Chijet and the Company; (vii) receipt by Chijet and the Company of evidence reasonably satisfactory to each such party that Pubco qualifies as a foreign private issuer; (viii) the effectiveness of the Registration Statement; (ix) the Exchange Shares shall have been approved for listing on Nasdaq, subject only to the official notice of issuance; and (x) that there shall not be any litigation brought by a third party that is not an affiliate of the parties to enjoin or otherwise restrict the consummation of the Closing.

In addition, unless waived by Chijet, the obligations of Chijet, Pubco, Merger Sub and the Sellers to consummate the Business Combination are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of the Company being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to materiality or Material Adverse Effect qualifications); (ii) the Company having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Business Combination Agreement required to be performed or complied the Company by it on or prior the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to the Company since the date of the Business Combination Agreement which is continuing and uncured; (iv) receipt by Chijet and Pubco of the executed Amended and Restated Registration Rights Agreement by and among the Company, Pubco, the Sellers and the other parties thereto (the “Amended and Restated Registration Rights Agreement”), amending and restating the Company’s Registration Rights Agreement that was entered into by the Company at the time of its initial public offering (“IPO”) (the “Founder Registration Rights Agreement”) in order to, among other matters, include Pubco and the Sellers as parties and to make it apply to (A) the Pubco securities to be received in connection with the Merger by the Company’s stockholders who are parties to the Founder Registration Rights Agreement and (B) to the Exchange Shares delivered to the Sellers at the Closing; (v) receipt by Chijet of the executed contingent value rights agreement relating to the rights of the holder thereof and subject to its terms, in the event that any Earnout Shares (or Earnings thereon) are surrendered by the Earnout Participants, from Pubco a pro rata portion of the CVR Property as defined in such agreement (“CVR Agreement”) in form and substance reasonably satisfactory to Chijet, duly executed by Pubco and the CVR Rights Agent, and an executed copy of the related escrow agreement; (vi) the election or appointment of members to Pubco’s post-Closing board of the four directors designated by Chijet pursuant to the Business Combination Agreement; and (vii) the Company having upon the Closing cash and cash equivalents (including funds remaining in the trust account after completion and payment of the Redemption and the proceeds of any private placement financing), net of the Company’s unpaid expenses and liabilities, at least equal to $10,000,000.

Unless waived by the Company, the obligations of the Company to consummate the Business Combination are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) the representations and warranties of Chijet, Pubco and the Sellers being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to materiality or Material Adverse Effect qualifications); (ii) Chijet, Pubco, Merger Sub and the Sellers having performed in all material respects their respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior the date of the Closing; (iii) absence of any Material Adverse Effect with respect to Chijet or Pubco since the date of the Business Combination Agreement which is continuing and uncured; (iv) receipt by the Company of employment agreements, effective as of the Closing, in form and substance acceptable to the Company and Chijet, between certain persons and Chijet or a Chijet affiliate, as applicable, duly executed by the parties thereto; (v) receipt by the Company of the Amended and Restated Registration Rights Agreement, duly executed by Pubco and the Sellers party thereto; (vi) receipt by the Company of the CVR Agreement and related escrow agreement; (vii) receipt by the Company of the evidence of the termination of any outstanding options, warrants or other convertible securities of Chijet (if any); (viii) receipt by the Company of share certificates and other documents evidencing the transfer of the Purchased Shares to Pubco; (ix) receipt by the Company of reasonably acceptable evidence of the termination of certain Chijet group related party contracts; (x) receipt by the Company of copies of lock-up agreements, effective as of the Closing, in the form attached to the Business Combination Agreement (“Lock-Up Agreements”), duly executed by Pubco and certain Sellers; (xi) receipt by the Company of non-competition agreements, effective as of the Closing, in form and substance acceptable to the Company and Chijet among Pubco, Chijet and certain Sellers, duly executed by the parties thereto; and (xii) the election or appointment of members to Pubco’s post-Closing board of the two directors designated by the Company pursuant to the Business Combination Agreement.

5

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either the Company or Chijet if the Closing has not occurred on or prior to December 6, 2022 (the “Outside Date”); provided that if the Company elects to extend the date by which it must consummate its initial business combination (by up to an additional six (6) months in two extensions of three (3) months each) (each, an “Extension”), the Company is required five (5) days prior to the applicable Extension deadline to deposit into the Trust Account the sum of $1,380,000, and therefore a total of $2,760,000 for both three (3) month Extensions (the “Extension Amount”), by means of a purchase by Chijet of limited liability company membership interests in the Sponsor, all on the terms and conditions set forth in the Business Combination Agreement. Upon an effective Extension as described above, the Outside Date will be automatically extended to the last day of such Extension period. A party is not entitled to terminate the Business Combination Agreement if the failure of the Closing to occur by such date was caused by or the result of a breach of the Business Combination Agreement by such party (or with respect to Chijet, by the Sellers, Pubco or Merger Sub).

The Business Combination Agreement may also be terminated under certain other customary and limited circumstances prior the Closing, including, among other reasons: (i) by mutual written consent of the Company and Chijet; (ii) by either the Company or Chijet if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Business Combination, and such order or other action has become final and non-appealable; (iii) by Chijet for the Company’s uncured breach of the Business Combination Agreement, if the breach by JWAC causing any of JWAC’s representations, covenants or agreements to become untrue or materially inaccurate which would result in a failure of its related Closing condition (and which has not been cured within the earlier of 20 days of written notice or the Outside Date); (iv) by the Company for the uncured breach of the Business Combination Agreement by Chijet, Pubco, Merger Sub or any Seller, if the breach by such party causing any of such party’s representations, covenants or agreements to become untrue or materially inaccurate which would result in a failure of its related Closing condition (and which has not been cured within the earlier of 20 days of written notice or the Outside Date); (v) by the Company if there has been a Material Adverse Effect (as defined in the Business Combination Agreement) with respect to Chijet or Pubco since the date of the Business Combination Agreement which is uncured and continuing; or (vi) by either the Company or Chijet if the Company holds a special meeting of its stockholders to approve the Business Combination Agreement and the Business Combination and such approval is not obtained.

If the Business Combination Agreement is terminated, all obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, fees and expenses, trust account waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for certain fraud claims or for willful breach of the Business Combination Agreement prior to the termination.

Trust Account Waiver and Releases

Chijet, Pubco, Merger Sub and each of the Sellers have agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in the Company’s trust account held for its public stockholders, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom directly or indirectly to the Company’s public stockholders).

6

Each Seller, on behalf of itself and its affiliates that own shares of such Seller, provided a general release of Chijet and its subsidiaries, effective as of the Closing, other than with respect to its rights under the Business Combination Agreement and ancillary documents and certain other customary exceptions.

Governing Law

The Business Combination Agreement is governed by New York law, except that to the extent that Delaware law is required to apply with respect to the Merger or other actions under the Business Combination Agreement, Delaware law will so apply. The state and federal courts sitting in New York, New York will have exclusive jurisdiction.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about the Company, Chijet or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Related Agreements, or forms thereof, in their entirety.

Support Agreement

Simultaneously with the execution of the Business Combination Agreement, the Company, Pubco, Chijet and the Company’s sponsor, Jupiter Wellness Sponsor LLC, a Delaware limited liability company (the “Sponsor”), as well as Join Surplus International Ltd. (“Join Surplus”), and I-Bankers Securities, Inc. in each case as holders of Company securities (collectively with the Sponsor and Join Surplus, the “Support Agreement Parties”) entered into a Support Agreement (the “Support Agreement”) pursuant to which the Support Agreement Parties agreed to support the Business Combination and to vote all of its shares of the Company’s Common Stock (and any other Company securities owned or acquired by the Sponsor) in favor of the Business Combination Agreement and the Business Combination. The Support Agreement Parties also agreed to take certain other actions in support of the Business Combination Agreement and the Business Combination and to refrain from taking such actions that would adversely impede the ability of the parties to perform the Business Combination Agreement. The Support Agreement also prevents transfers of Company securities held by the Support Agreement Parties between the date of the Support Agreement and the date of the Closing or earlier termination of the Business Combination Agreement unless the transferee executes a joinder to the Support Agreement.

7

The Sponsor agreed to be bound by and comply with the provisions of the Business Combination Agreement relating to Chijet’s funding of a potential Extension and, upon and subject to the funding of such an Extension by Chijet in accordance with the Business Combination Agreement, to issue to Chijet the relevant limited liability company membership interests in the Sponsor.

Each of the Sponsor and Join Surplus, solely in connection with the Business Combination, agreed to waive certain anti-dilution provisions under the Company’s governing documents relating to the conversion of the Company’s Class B Common Stock. The Support Agreement Parties, solely in connection with the Business Combination, each agreed to waive the right to receive CVRs for the Company’s Class A Common Stock which they received in a private placement from the Company or upon conversion of the Company’s Class B Common Stock.

Each of the Support Agreement Parties, on behalf of itself and its affiliates, provided a general release of the Company, Pubco, Chijet and Merger Sub, effective as of the Closing, other than with respect to rights under the Business Combination Agreement and ancillary documents and certain other customary exceptions.

Lock-Up Agreements

The Business Combination Agreement provides that, at or before the Closing, and effective as of the Closing, certain Sellers holding Chijet’s capital stock will enter into a Lock-Up Agreement with Pubco with regard to the Exchange Shares to be received by such Seller. In such Lock-Up Agreement, the Sellers to be parties thereto will agree that such Seller will not, during the period commencing from the Closing and ending on the six (6) month anniversary of the Closing (or if earlier, the date on which Pubco consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Pubco’s shareholders having the right to exchange their equity holdings in Pubco for cash, securities or other property) (the “Lock-Up Period”) (i) lend, offer, pledge (except as provided below), hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of such Seller’s Exchange Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Seller’s Exchange Shares, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). Notwithstanding the foregoing, solely with respect to 50% of such Exchange Shares, the Lock-Up Period, if not earlier terminated in accordance with the terms of the Lock-Up Agreement, will be deemed to terminate on the date on which the closing price of Pubco’s publicly traded Ordinary Shares equals or exceeds $12.50 per share for any 20 days within a 30-day trading period after the Closing. However, each such Seller will be allowed to transfer any of its Exchange Shares by gift, will or intestate succession or to any immediate family member (or related trust), trustor or trust beneficiary, as a distribution to equity holders upon liquidation or to an affiliate or pursuant to a court order or settlement agreement in divorce; provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-Up Agreement. The Sellers who sign Lock-Up Agreements will also be permitted to pledge their shares during the Lock-Up Period so long as the pledgee agrees not to exercise its remedies with respect to the Exchange Shares during the Lock-Up Period.

Amended and Restated Registration Rights Agreement

The Business Combination Agreement provides that, at or before the Closing, and effective as of the Closing, the Company, Pubco, the Sellers party thereto, and the holders of a majority of the “Registrable Securities” pursuant to the Founder Registration Rights Agreement, will enter into an Amended and Restated Registration Rights Agreement. The Amended and Restated Registration Rights Agreement will obligate Pubco to register for resale under the Securities Act all or any portion of their Exchange Shares (the “Exchange Investor Registrable Securities”), and (ii) certain founding investors of the Company (the “Initial Investors”) shall have registration rights that will obligate Pubco to register for resale under the Securities Act all or any portion of the Pubco Ordinary Shares to be received in respect of their Company founder shares pursuant to the Business Combination Agreement (the “Initial Investor Registrable Securities”, and together with the Exchange Investor Registrable Securities, as well as, in each case, with any warrants, capital shares or other securities issued as a dividend or distribution with respect thereto or in exchange therefor, the “ Registrable Securities “), except that Registrable Securities that are subject to contractual transfer restrictions may not be requested to be registered or registered until the end of the applicable lock-up period. After the Closing, (i) Sellers holding a majority-in-interest of the Exchange Investor Registrable Securities, or (ii) Initial Investors holding a majority-in-interest of the Initial Investor Registrable Securities, will be entitled under the Amended and Restated Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of their Registrable Securities, and other holders of Registrable Securities will be entitled to join in such demand registration. Subject to certain exceptions, if any time after the Closing, Pubco proposes to file a registration statement under the Securities Act with respect to its securities, under the Amended and Restated Registration Rights Agreement, Pubco shall give notice to the holders of Registrable Securities as to the proposed filing and offer them an opportunity to register the sale of such number of Registrable Securities as requested by them in writing, subject to customary cut-backs. In addition, subject to certain exceptions, holders of Registrable Securities will be entitled under the Amended and Restated Registration Rights Agreement to request in writing that Pubco register the resale of any or all of such Registrable Securities on Form S-3 or F-3 and any similar short-form registration that may be available at such time. Under the Amended and Restated Registration Rights Agreement, Pubco will indemnify the holders of Registrable Securities and certain persons or entities related to them, such as their officers, directors, employees, agents and representatives, against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and the holders of Registrable Securities, including Registrable Securities in any registration statement or prospectus, will agree to indemnify Pubco and certain persons or entities related to Pubco, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

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The Support Agreement, the form of Lock-Up Agreement and the form of Amended and Restated Registration Rights Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 respectively, and are incorporated herein by reference, and the foregoing descriptions of the Support Agreement, the form of Lock-Up Agreement and the form of Amended and Restated Registration Rights Agreement are qualified in their entirety by reference thereto.

Important Information About the Proposed Business Combination and Where to Find It

This Form 8-K relates to the proposed Business Combination transaction among the Company, Chijet, Pubco and Merger Sub. Pubco intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4, which will include a prospectus of Pubco with respect to the securities to be issued in connection with the proposed Business Combination and a proxy statement of the Company with respect to the solicitation of proxies for the special meeting of stockholders of the Company to vote on the Business Combination among other matters (the “Registration Statement”). The Registration Statement has not yet been filed with or declared effective by the SEC. After the Registration Statement is declared effective, the definitive proxy statement/prospectus (included in the Registration Statement), and other relevant documents, will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Each of the Company and Chijet urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, the Registration Statement and the definitive proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Chijet, Pubco and the Business Combination. Once available, Company shareholders and other interested persons will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus included therein, and other documents filed with the SEC, without charge, by directing a request to: Jupiter Wellness Acquisition Corp., 1061 E. Indiantown Road, Suite 110, Jupiter, Florida 33477 or on the SEC’s website at www.sec.gov.

Participants in Solicitation

The Company, Chijet and Pubco, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. The Company’s shareholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers of the Company (and as applicable, Chijet and Pubco) in the Company’s filings with the SEC, including in the Company’s registration statement on Form S-1 relating to it sIPO and accompanying prospectus dated December 8, 2021, and the Company’s quarterly reports on Form 10-Q and in other filings of the Company with the SEC, as well as when filed, the Registration Statement of Pubco and the accompanying proxy statement/prospectus. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Registration Statement and accompanying proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

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No Offer or Solicitation

This Current Report on Form 8-K and its exhibits will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K and its exhibits will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K, exhibits hereto and information incorporated by reference herein, contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. As used herein, references to Chijet include references to each of its subsidiaries, Baoya and FAW Jilin. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the Company’s stockholders’ redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s or other market’s initial listing standards in connection with the consummation of the contemplated transactions; (iv) the effect of the announcement or pendency of the Business Combination on business relationships of Chijet or any of its subsidiaries, including Baoya or FAW Jilin, or each of their respective operating results, prospects or business; (v) the impact, if any, on any governmental registration, declaration or action, or lack of any of the foregoing, in connection with the Business Combination; (vi) risks that the proposed Business Combination disrupts current plans or operations of Chijet or any of its subsidiaries; (vii) changes in the vehicle and electric vehicle markets in which Chijet or any of its subsidiaries competes, including with respect to its competitive landscape, technology evolution or regulatory changes, (viii) changes in domestic and global general economic conditions; (ix) the risk that Chijet is not able to recognize revenue for its products or secure additional contracts that generate revenue; (x) the risk that Chijet may not be able to execute its growth strategies; (xi) expectations, assessments or predictions about any implied enterprise value or pro forma ownership, future financial condition or performance of Chijet and/or any of its subsidiaries, or the combined company after the consummation of the Business Combination, and the expected financial impacts of the Business Combination, (xii) risks related to the ongoing COVID-19 pandemic and response; (xiii) risk that Pubco or Chijet may not be able to develop and maintain effective internal controls; (xiv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; and (xv) risks related to competition in the markets in which Chijet or any of its subsidiaries intends to compete; (xvi) risks related to the early stage of Chijet’s business; (xvii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the stockholders of the Company; (xviii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (xix) the outcome of any legal proceedings that may be instituted against any of the parties to the Business Combination Agreement, or any of their subsidiaries, following the announcement of the entry into the Business Combination Agreement and proposed Business Combination; (xx) the ability of the parties to recognize the benefits of the Business Combination Agreement and the Business Combination; (xxi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xxii) statements regarding the industry and market size of Chijet, Baoya or FAW Jilin; (xxiii) financial condition and performance of Chijet, any of its subsidiaries or Pubco, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of the Company’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Chijet and Pubco; and (xix) and those factors discussed in the Company’s and Pubco’s filings with the SEC and that that will be contained in the registration statement on Registration Statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement and other documents to be filed by the Company, including its Form 10-K, or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. None of Pubco, Chijet or the Company gives any assurance that Pubco, Chijet or the Company will achieve its expectations. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Pubco, Chijet and the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1*	Business Combination Agreement dated as of October 25, 2022, among Jupiter Wellness Acquisition Corp., Chijet Inc., Chijet Motor Company, Inc., Chijet Motor (USA) Company, Inc. and the Sellers named therein
10.1	Support Agreement, dated as of October 25, 2022, among Jupiter Wellness Acquisition Corp., Jupiter Wellness Sponsor LLC, Chijet Inc., Chijet Motor Company, Inc., I-Bankers Securities, Inc. and Join Surplus International Ltd.
10.2	Form of Lock-Up Agreement dated as of October 25, 2022, among Chijet Motor Company, Inc. and the Holders named therein
10.3	Form of Amended and Restated Registration Rights Agreement
10.4

Amendment to Insider Letter dated as of October 25, 2022, among Jupiter Wellness Acquisition Corp., Chijet Motor Company, Inc., Jupiter Wellness Sponsor LLC, I-Bankers Securities, Inc., Join Surplus International Ltd., and the Insiders name therein

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

* Certain of the exhibits, appendices, annexes and/or schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits, annexes, appendices and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2022	JUPITER WELLNESS ACQUISITION CORP.

	By:	/s/ Brian S. John
	Name:	Brian S. John
	Title:	Chief Executive Officer

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